Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 100,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	13,810.00
Total Offset Amount	9,270.00
Net Fee	$ 4,540.00